UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

AB EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

ANNUAL REPORT

AB EXCHANGE RESERVES

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund publishes its holdings on a monthly basis at www.abglobal.com and files them with the Securities and Exchange Commission on Form N-MFP. The Fund’s Form N-MFP filings for the relevant month-end may be viewed at www.sec.gov or via a link on the “Portfolio Holdings” page on www.abglobal.com. For the second and fourth fiscal quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the lists with the SEC on Form N-Q. Shareholders can look up the Fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
Class B
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
Class C
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
Advisor Class
Actual	$1,000	$1,001.50	$0.70	0.14%
Hypothetical**	$1,000	$1,024.17	$0.70	0.14%
Class R
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
Class K
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
Class I
Actual	$1,000	$1,001.50	$0.65	0.13%
Hypothetical**	$1,000	$1,024.22	$0.65	0.13%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EXCHANGE RESERVES •	1

Expense Example

PORTFOLIO OF INVESTMENTS

April 30, 2016

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.1%
Commercial Paper – 34.5%
Bank of New York (The) 5/06/16	0.370%	$50,000	$49,997,778
Banque Caisse Depargne Letat 6/30/16	0.423%	50,000	49,942,500
Chevron Corp. 6/27/16(a)	0.419%	50,000	49,951,708
Coca-Cola Co. (The) 6/24/16(a)	0.487%	50,000	49,958,300
Commonwealth Bank of Australia 8/01/16(a)	0.554%	50,000	49,920,778
DBS Bank Ltd. 7/08/16(a)	0.437%	50,000	49,944,750
Exxon Mobil Corp. 6/24/16	0.407%	50,000	49,970,000
Glaxosmithkline Finance PLC 7/12/16(a)	0.473%	45,000	44,953,200
HSBC Bank PLC 8/04/16(a)(b)	0.610%	50,000	50,000,000
KFW 7/01/16(a)	0.507%	36,500	36,464,438
Microsoft Corp. 6/01/16(a)	0.351%	50,000	49,985,146
Shell International Finance BV 7/01/16(a)	0.476%	35,500	35,472,931
Svenska Handelsbanken AB 7/05/16(a)	0.504%	30,000	29,967,500
7/08/16(a)	0.510%	20,220	20,195,747
Toyota Motor Credit Corp. 8/01/16	0.554%	50,000	49,924,611
United Overseas Bank/Singapore 6/24/16(a)	0.415%	50,000	49,952,000

			716,601,387

Certificates of Deposit – 27.4%
Australia & New Zealand Banking 6/28/16	0.488%	44,500	44,512,131
Cooperatieve Rabobank UA/NY 7/25/16	0.571%	50,000	50,005,852
Korea Development Bank/NY 5/03/16	0.370%	50,000	50,000,000
Mitsubishi UFJ Trust & Banking 7/22/16(b)	0.570%	50,000	50,000,000
National Australia Bank Ltd./NE 7/19/16	0.442%	44,500	44,512,605
Nordea Bank Finland PLC/NY 6/24/16	0.447%	50,000	50,000,000

2	• AB EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Norinchukin Bank/NY 7/12/16(b)	0.550%	$50,000	$50,000,000
Oversea-Chinese Banking Corp. 7/07/16	0.467%	50,000	50,000,000
State Street Bank & Trust Co. 5/20/16(b)	0.410%	25,000	25,000,000
6/13/16(b)	0.470%	25,000	25,000,000
Sumitomo Mitsui Bank/NY 8/01/16(b)	0.840%	50,000	50,000,000
Sumitomo Mitsui Trust Bank Ltd. 5/04/16	0.352%	30,000	30,000,000
Westpac Banking Corp./NY 8/08/16(b)	0.620%	50,000	50,000,000

			569,030,588

U.S. Government & Government Sponsored Agency Obligations – 23.8%
Federal Home Loan Bank 6/24/16(b)	0.330%	35,000	34,999,233
7/21/16(b)	0.360%	25,000	25,000,000
Federal Home Loan Bank Discount Notes 5/06/16	0.250%	25,000	24,998,597
5/11/16	0.250%	50,000	49,995,500
5/13/16	0.250%	40,000	39,995,893
6/01/16	0.290%	50,000	49,987,600
6/03/16	0.290%	30,000	29,991,888
6/17/16	0.290%	25,000	24,990,372
7/13/16	0.320%	25,000	24,970,648
U.S. Treasury Bill 6/09/16	0.130%	25,000	24,985,199
6/16/16	0.150%	25,000	24,981,456
7/07/16	0.150%	25,000	24,976,736
U.S. Treasury Notes 7/31/16(b)	0.270%	50,000	50,006,309
6/30/16	0.280%	15,000	15,064,047
7/15/16	0.310%	50,000	50,027,231

			494,970,709

Repurchase Agreements – 7.7%
Mizuho Securities USA 0.32% dated 4/29/16 due 5/02/16 in the amount of $75,002,000 (collateralized by $73,448,400 U.S. Treasury Notes, 2.125% to 2.750% due 12/31/17 to 12/31/22, value $76,500,075)		75,000	75,000,000

AB EXCHANGE RESERVES •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank NY 0.27% dated 4/29/16 due 5/02/16 in the amount of $85,001,913 (collateralized by $82,092,100 Federal Home Loan Banks, Federal Home Loan Mortgage Corp., U.S. Treasury Notes, 0.125% to 6.250% due 4/9/18 to 7/15/36, value $86,700,018)		$85,000	$85,000,000

			160,000,000

Corporates - Investment Grade – 4.2%
Apple, Inc. 5/03/16(b)	0.669%	44,699	44,699,187
Wells Fargo & Co. 7/20/16	0.550%	42,200	42,255,658

			86,954,845

Time Deposits – 2.5%
BMO Capital Markets Corp. 5/02/16	0.250%	21,500	21,500,000
RBC Capital Markets 5/02/16	0.230%	20,000	20,000,000
U.S. Bank, NA/Cayman 5/02/16	0.200%	10,000	10,000,000

			51,500,000

Total Investments – 100.1% (cost $2,079,057,529)			2,079,057,529
Other assets less liabilities – (0.1)%			(1,629,142)

Net Assets – 100.0%			$2,077,428,387

*	Represents annualized yield at date of reporting or stated coupon.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $516,766,498 or 24.9% of net assets.

(b)	Floating Rate Security.

See notes to financial statements.

4	• AB EXCHANGE RESERVES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016

Assets
Investments in securities, at value (cost $2,079,057,529)	$2,079,057,529
Cash	297,385
Interest receivable	1,029,571
Receivable for shares of beneficial interest sold	376,446

Total assets	2,080,760,931

Liabilities
Payable for shares of beneficial interest redeemed	3,044,505
Distribution fee payable	48,498
Advisory fee payable	40,642
Administrative fee payable	6,497
Accrued expenses	192,402

Total liabilities	3,332,544

Net Assets	$2,077,428,387

Composition of Net Assets
Shares of beneficial interest, at par	$2,077,379
Additional paid-in capital	2,075,287,324
Undistributed net investment income	540
Accumulated net realized gain on investment transactions	63,144

$2,077,428,387

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$144,070,409	144,058,511	$1.00

B	$4,238,934	4,235,989	$1.00

C	$17,649,430	17,647,495	$1.00

Advisor	$217,590,079	217,588,953	$1.00

R	$5,144,593	5,144,414	$1.00

K	$30,766,329	30,765,126	$1.00

I	$1,657,968,613	1,657,938,183	$1.00

See notes to financial statements.

AB EXCHANGE RESERVES •	5

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2016

Investment Income
Interest		$6,566,154
Expenses
Advisory fee (see Note B)	$4,891,247
Distribution fee—Class A	478,445
Distribution fee—Class B	43,161
Distribution fee—Class C	125,397
Distribution fee—Class R	25,195
Distribution fee—Class K	74,002
Transfer agency—Class A	183,997
Transfer agency—Class B	5,733
Transfer agency—Class C	19,549
Transfer agency—Advisor Class	116,231
Transfer agency—Class R	3,024
Transfer agency—Class K	14,800
Transfer agency—Class I	334,677
Custodian	247,480
Registration fees	150,253
Administrative	57,675
Audit and tax	44,821
Printing	41,826
Legal	41,237
Trustees’ fees	21,527
Miscellaneous	50,827

Total expenses	6,971,104
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,930,467)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(746,200)
Less: expenses waived by the Transfer Agent (see Note B)	(678,011)

Net expenses		2,616,426

Net investment income		3,949,728

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		63,216

Net Increase in Net Assets from Operations		$4,012,944

See notes to financial statements.

6	• AB EXCHANGE RESERVES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended April 30, 2016	October 1, 2014 to April 30, 2015(a)	Year Ended September 30, 2014
Increase in Net Assets from Operations
Net investment income	$3,949,728	$720,573	$862,319
Net realized gain on investment transactions	63,216	1,000	25,419
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	98

Net increase in net assets from operations	4,012,944	721,573	887,836
Dividends and Distributions to Shareholders from
Net investment income
Class A	(352,553)	(45,155)	(90,033)
Class B	(8,669)	(589)	(2,311)
Class C	(35,437)	(2,922)	(8,137)
Advisor Class	(238,918)	(169,026)	(458,230)
Class R	(10,079)	(566)	(785)
Class K	(59,606)	(4,203)	(5,273)
Class I	(3,244,466)	(498,112)	(297,550)
Net realized gain on investment transactions
Class A	(107)	(1,949)	(4,906)
Class B	(2)	(56)	(258)
Class C	(10)	(156)	(648)
Advisor Class	(51)	(8,326)	(22,760)
Class R	(2)	(61)	(191)
Class K	(15)	(229)	(728)
Class I	(885)	(8,084)	(10,355)
Transactions in Shares of Beneficial Interest
Net increase	25,189,281	237,395,812	330,884,146

Total increase	25,251,425	237,377,951	330,869,817
Net Assets
Beginning of period	2,052,176,962	1,814,799,011	1,483,929,194

End of Period (including undistributed net investment income of $540, $540 and $0, respectively)	$2,077,428,387	$2,052,176,962	$1,814,799,011

(a)	The Fund changed its fiscal year end from September 30 to April 30.

See notes to financial statements.

AB EXCHANGE RESERVES •	7

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

NOTE A

Significant Accounting Policies

AB Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AB Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AB Mutual Funds without any sales charge at the time of purchase, but on Class A shares of the Fund that were received in exchange for another AB Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AB Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AB Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AB Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AB Mutual Fund Class B shares.

8	• AB EXCHANGE RESERVES

Notes to Financial Statements

When redemption occurs, the applicable CDSC schedule is that which applied to the AB Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AB Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AB Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AB Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AB Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses. Class I shares are also available for the investment of cash collateral related to the AB Funds’ securities lending programs.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

AB EXCHANGE RESERVES •	9

Notes to Financial Statements

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Short-Term Investments:
Commercial Paper	$	– 0	–	$716,601,387	$	– 0	–	$716,601,387
Certificates of Deposit		– 0	–	569,030,588		– 0	–	569,030,588
U.S. Government & Government Sponsored Agency Obligations		– 0	–	494,970,709		– 0	–	494,970,709

10	• AB EXCHANGE RESERVES

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Repurchase Agreements	$160,000,000		$	– 0	–	$	– 0	–	$160,000,000
Corporates – Investment Grade	– 0	–		86,954,845			– 0	–	86,954,845
Time Deposits	– 0	–		51,500,000			– 0	–	51,500,000

Total Investments in Securities	160,000,000			1,919,057,529			– 0	–	2,079,057,529

Total(a)	$160,000,000			$1,919,057,529		$	– 0	–	$2,079,057,529

(a)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AllianceBernstein L.P. (the “Adviser”) established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board of Trustees (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

AB EXCHANGE RESERVES •	11

Notes to Financial Statements

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

8. Change of Fiscal Year End

In 2015, the Fund changed its fiscal year end from September 30 to April 30. Accordingly, the statement of changes in net assets and financial highlights reflect the period from October 1, 2014 to April 30, 2015.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Fund pays the Adviser an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on

12	• AB EXCHANGE RESERVES

Notes to Financial Statements

the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the year ended April 30, 2016, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $2,872,792.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended April 30, 2016, the Adviser voluntarily agreed to waive such fees amounting to $57,675.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended April 30, 2016, there was no compensation paid to ABIS.

For the year ended April 30, 2016, ABIS has voluntarily agreed to waive all transfer agency fees in the amount of $183,997, $5,733, $19,549, $116,231, $3,024, $14,800 and $334,677 for Class A, B, C, Advisor, R, K and I shares, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $5,651, $3,781 and $2,620 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended April 30, 2016.

During the year ended September 30, 2014, the Adviser reimbursed the Fund $98 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective August 28, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor

AB EXCHANGE RESERVES •	13

Notes to Financial Statements

will use such payments in their entirety for distribution assistance and promotional activities. For the year ended April 30, 2016, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $478,445, $43,161, $125,397, $25,195 and $74,002 for Class A, Class B, Class C, Class R and Class K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At April 30, 2016, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal year ended April 30, 2016, period ended April 30, 2015 and September 30, 2014, were as follows:

	2016	2015		2014
Distributions paid from:
Ordinary income	$3,950,743	$739,434		$896,314
Long-term capital gains	57	– 0	–	5,851

Total distributions paid	$3,950,800	$739,434		$902,165

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$61,560
Undistributed capital gains	2,124

Total accumulated earnings/(deficit)	$63,684

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carryforward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions, or additional paid-in capital.

14	• AB EXCHANGE RESERVES

Notes to Financial Statements

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2016	October 1, 2014 to April 30, 2015(a)	Year Ended September 30, 2014

Class A
Shares sold	217,159,169	39,134,544	167,168,654

Shares issued in reinvestment of dividends and distributions	351,308	47,070	94,663

Shares converted from Class B	1,382,367	1,590,241	2,403,125

Shares redeemed	(211,678,256)	(121,013,048)	(144,961,789)

Net increase (decrease)	7,214,588	(80,241,193)	24,704,653

Class B
Shares sold	2,121,533	928,744	1,635,484

Shares issued in reinvestment of dividends and distributions	8,615	642	2,553

Shares converted to Class A	(1,382,365)	(1,590,241)	(2,403,125)

Shares redeemed	(1,250,495)	(1,289,949)	(3,030,946)

Net decrease	(502,712)	(1,950,804)	(3,796,034)

Class C
Shares sold	16,990,903	5,953,845	11,055,384

Shares issued in reinvestment of dividends and distributions	35,329	3,068	8,734

Shares redeemed	(13,866,440)	(10,023,522)	(19,266,591)

Net increase (decrease)	3,159,792	(4,066,609)	(8,202,473)

Advisor Class
Shares sold	306,756,224	159,997,014	299,166,464

Shares issued in reinvestment of dividends and distributions	238,975	177,350	480,982

Shares redeemed	(178,270,000)	(994,551,354)	(316,450,301)

Net increase (decrease)	128,725,199	(834,376,990)	(16,802,855)

Class R
Shares sold	6,953,104	5,415,711	21,618,074

Shares issued in reinvestment of dividends and distributions	10,083	627	976

Shares redeemed	(6,928,272)	(8,106,274)	(20,971,211)

Net increase (decrease)	34,915	(2,689,936)	647,839

Class K
Shares sold	77,554,618	40,078,800	45,858,700

Shares issued in reinvestment of dividends and distributions	59,604	4,432	6,001

Shares redeemed	(72,501,860)	(40,659,273)	(50,239,707)

Net increase (decrease)	5,112,362	(576,041)	(4,375,006)

AB EXCHANGE RESERVES •	15

Notes to Financial Statements

	Shares
	Year Ended April 30, 2016	October 1, 2014 to April 30, 2015(a)	Year Ended September 30, 2014

Class I
Shares sold	9,366,693,644	6,239,263,035	6,642,079,448

Shares issued in reinvestment of dividends and distributions	3,245,216	498,621	298,907

Shares redeemed	(9,488,493,721)	(5,078,464,271)	(6,303,670,333)

Net increase (decrease)	(118,554,861)	1,161,297,385	338,708,022

(a)	The Fund changed its fiscal year end from September 30 to April 30.

NOTE F

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Securities and Exchange Commission recently adopted amendments to Rule 2a-7 governing money market funds. The amendments have different implications for prime and tax-exempt institutional money market funds, and U.S. government and retail money market funds. The amendments will require prime money market funds that have institutional investors to sell and redeem their shares at a floating NAV based on the current market value of securities in their underlying portfolios while government money market funds and retail money market funds will continue to be permitted to maintain a stable NAV. There are a number of changes under the amendments that relate to diversification, disclosure, reporting and stress testing requirements for money market funds. The Fund is implementing these changes on or before the dates they become effective. The amended rule will permit the Fund, at the discretion of the Fund’s Board, to, under certain circumstances, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Fund also may be required to impose a liquidity fee of 1% on redemptions at times of severely reduced liquidity of Fund assets, unless the Board determines that no fee or a different liquidity fee (up to 2%) is in the Fund’s best interests.

Interest Rate Risk—Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio

16	• AB EXCHANGE RESERVES

Notes to Financial Statements

purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk—Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Other Matters

At a meeting on March 9, 2016, the Board of Trustees of the Fund approved proposals to change the name of the Fund to AB Government Exchange Reserves and to change certain investment policies of the Fund to convert it to a government money market fund that invests almost all of its assets in U.S. Government securities

AB EXCHANGE RESERVES •	17

Notes to Financial Statements

in accordance with Rule 2a-7 under the Investment Company Act of 1940. U.S. Government securities generally have lower yields than the types of non-government securities in which the Fund has historically invested the bulk of its assets. As part of these changes, the Fund will also reduce its current management fee of 0.25% to an annualized fee of 0.20% of the Fund’s average daily net assets.

As a government money market fund, the Fund will invest at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements that are collateralized fully (i.e., by U.S. Government securities). The Fund will also invest at least 80% of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities.

The proposals were recommended to the Board by the Fund’s investment adviser, AllianceBernstein L.P. in light of recent money market fund reforms, after considering the nature of the Fund’s shareholder base and the desirability of the Fund being able to continue to seek to maintain a stable $1.00 net asset value (“NAV”) per share as opposed to operating with a “floating” NAV and, among other things, becoming subject to potential redemption fees and limitations on redemptions under certain circumstances.

The changes to the Fund’s name and management fee and changes to the Fund’s investment policies to convert it to a government money market fund do not require stockholder approval. The changes are expected to be effective on or about July 11, 2016.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	• AB EXCHANGE RESERVES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended April 30, 2016		October 1, 2014 to April 30, 2015(a)		Year Ended September 30,

					2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0002		.0005		.0009		.0018		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0002		.0005		.0009		.0018		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0002)		(.0005)		(.0009)		(.0018)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0002)		(.0005)		(.0009)		(.0018)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.03%		.05%		.09%		.18%		.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$144		$137		$217		$192		$173		$221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.13	%^	.12%		.14%		.14%		.23%
Expenses, before waivers/reimbursements	.64%		.61	%^	.61%		.62%		.61%		.86%
Net investment income(b)	.20%		.04	%^	.05%		.08%		.17%		.01%

See footnote summary on page 25.

AB EXCHANGE RESERVES •	19

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended April 30,		October 1, 2014 to April 30,		Year Ended September 30,

	2016		2015(a)		2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0001		.0003		.0008		.0017		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0001		.0003		.0008		.0017		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0001)		(.0003)		(.0008)		(.0017)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0001)		(.0003)		(.0008)		(.0017)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.01%		.03%		.08%		.17%		.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$4		$4		$7		$10		$15		$26
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.15	%^	.14%		.14%		.14%		.23%
Expenses, before waivers/reimbursements	1.41%		1.34	%^	1.33%		1.33%		1.36%		1.61%
Net investment income(b)	.20%		.02	%^	.03%		.09%		.17%		.01%

See footnote summary on page 25.

20	• AB EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended April 30, 2016		October 1, 2014 to April 30, 2015(a)		Year Ended September 30,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0002		.0004		.0009		.0018		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0002		.0004		.0009		.0018		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0002)		(.0004)		(.0009)		(.0018)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0002)		(.0004)		(.0009)		(.0018)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.02%		.04%		.09%		.18%		.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$18		$14		$19		$27		$22		$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.14	%^	.13%		.14%		.14%		.23%
Expenses, before waivers/reimbursements	1.14%		1.08	%^	1.07%		1.08%		1.08%		1.32%
Net investment income(b)	.21%		.03	%^	.04%		.08%		.17%		.01%

See footnote summary on page 25.

AB EXCHANGE RESERVES •	21

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended April 30, 2016		October 1, 2014 to April 30, 2015(a)		Year Ended September 30,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0002		.0005		.0009		.0018		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0002		.0005		.0009		.0018		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0002)		(.0005)		(.0009)		(.0018)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0002)		(.0005)		(.0009)		(.0018)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.03%		.05%		.09%		.18%		.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$218		$89		$923		$940		$750		$700
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.13	%^	.12%		.14%		.14%		.22%
Expenses, before waivers/reimbursements	.38%		.31	%^	.31%		.32%		.31%		.54%
Net investment income(b)	.22%		.04	%^	.05%		.09%		.18%		.02%

See footnote summary on page 25.

22	• AB EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended April 30, 2016		October 1, 2014 to April 30, 2015(a)		Year Ended September 30,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0001		.0001		.0008		.0018		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0001		.0001		.0008		.0018		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0001)		(.0001)		(.0008)		(.0018)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0001)		(.0001)		(.0008)		(.0018)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.01%		.01%		.08%		.18%		.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,145		$5,110		$7,800		$7,152		$6,412		$6,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.16	%^	.16%		.15%		.13%		.22%
Expenses, before waivers/reimbursements	.83%		.84	%^	.85%		.84%		.85%		.97%
Net investment income(b)	.20%		.02	%^	.01%		.08%		.18%		.01%

See footnote summary on page 25.

AB EXCHANGE RESERVES •	23

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended April 30, 2016		October 1, 2014 to April 30, 2015(a)		Year Ended September 30,
					2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0020		.0002		.0002		.0008		.0017		.0001
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0020		.0002		.0002		.0008		.0017		.0001

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0002)		(.0002)		(.0008)		(.0017)		(.0001)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0002)		(.0002)		(.0008)		(.0017)		(.0001)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.02%		.02%		.08%		.17%		.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,766		$25,653		$26,229		$30,605		$35,221		$43,108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.15	%^	.15%		.14%		.15%		.23%
Expenses, before waivers/reimbursements	.58%		.58	%^	.59%		.60%		.69%		.82%
Net investment income(b)	.20%		.03	%^	.02%		.09%		.17%		.01%

See footnote summary on page 25.

24	• AB EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended April 30,		October 1, 2014 to April 30,		Year Ended September 30,

	2016		2015(a)		2014		2013		2012		2011

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(b)	.0019		.0004		.0007		.0010		.0018		.0011
Net realized gain on investment transactions(c)	.00		.00		.00		.00		.00		.00
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0019		.0004		.0007		.0010		.0018		.0011

Less: Dividends and Distributions
Dividends from net investment income	(.0020)		(.0004)		(.0007)		(.0010)		(.0018)		(.0011)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.00	)(c)	(.00	)(c)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.0020)		(.0004)		(.0007)		(.0010)		(.0018)		(.0011)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(d)	.20%		.04%		.07%		.10%		.18%		.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,657,969		$1,776,473		$615,207		$276,480		$979,369		$1,906
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13%		.09	%^	.10%		.13%		.14%		.13%
Expenses, before waivers/reimbursements	.29%		.28	%^	.29%		.28%		.32%		.40%
Net investment income(b)	.19%		.08	%^	.07%		.10%		.19%		.12%

(a)	The Fund changed its fiscal year end from September 30 to April 30.

(b)	Net of fees waived and expenses reimbursed.

(c)	Amount is less than $0.00005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB EXCHANGE RESERVES •	25

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Exchange Reserves

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Exchange Reserves (the “Fund”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period October 1, 2014 to April 30, 2015, and for the year ended September 30, 2014, and the financial highlights for each of the four years in the period ended September 30, 2014, the period October 1, 2014 to April 30, 2015, and for the year ended April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Exchange Reserves at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period October 1, 2014 to April 30, 2015, and for the year ended September 30, 2014, and the financial highlights for each of the four years in the period ended September 30, 2014, the period October 1, 2014 to April 30, 2015, and for the year ended April 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2016

26	• AB EXCHANGE RESERVES

Report Of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2016.

For foreign shareholders, 49.40% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

AB EXCHANGE RESERVES •	27

TRUSTEES

Marshall C. Turner, Jr. , Chairman	Nancy P. Jacklin Robert M. Keith, President and Chief Executive Officer Garry L. Moody Earl D. Weiner
John H. Dobkin Michael J. Downey William H. Foulk, Jr. D. James Guzy

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President Edward J. Dombrowski, Vice President	Lucas Krupa, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Legal Counsel	Principal Underwriter
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

28	• AB EXCHANGE RESERVES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB EXCHANGE RESERVES •	29

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investment experience, including five interim or full-time CEO rolers, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (1994)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

30	• AB EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He also served as a Director of Prospect Acquision Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., #, ##, 83 (1994)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB EXCHANGE RESERVES •	31

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, #, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	110	None

32	• AB EXCHANGE RESERVES

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual fund; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB EXCHANGE RESERVES •	33

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Pricing Committee.

34	• AB EXCHANGE RESERVES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 60	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Maria R. Cona 61	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2011.

Edward J. Dombrowski 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2011.

Lucas Krupa 29	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Stephen M. Woetzel 44	Controller	Vice President of ABIS,** with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB EXCHANGE RESERVES •	35

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At the Board meeting held on March 9, 2016, the Adviser presented its recommendation to the Board of Trustees (the “Board” or “Trustees”) of AB Exchange Reserves (the “Fund”), which currently has both retail and institutional investors, that the Fund be converted to a government money market fund. In connection with its proposal to convert the Fund to a government money market fund, the Adviser recommended that the Trustees approve an amendment to the Fund’s current advisory agreement with the Adviser (the “Amended Agreement”) to reflect a decrease in the Fund’s current 0.25% contractual management fee, which is subject to breakpoints, to an annualized fee of 0.20% of the Fund’s average daily net assets. The Adviser explained that the proposed reduction in the management fee was intended to conform the Fund’s management fee, post conversion to a government money market fund, to be comparable to, and more competitive with, other similar money market funds. The Adviser noted that the credit analysis required for management of a government money market fund is less than what is required for management of a prime money market fund, given the considerably different investment universes.

At the recommendation of the Adviser, the Board, including a majority of the Trustees who are not interested persons of the Fund as defined in the Investment Company Act of 1940, as amended, approved the Amended Agreement between the Fund and the Adviser at the meeting, which was held in-person. The amendment to the Fund’s current advisory agreement to decrease the management fee does not require stockholder approval.

At its March 9, 2016 meeting, the Board also granted approval for (i) the Fund to change its name to “AB Government Exchange Reserves”, and (ii) the Fund to change certain investment policies to convert it to a government money market fund. These changes, including the reduction in the management fee, are expected to be effective on or about July 11, 2016.

The Trustees last approved the continuance of the Fund’s current advisory agreement at a meeting held on November 3-5, 2015.

Prior to approval of the Amended Agreement at their March 9, 2016 meeting, the Trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed management fee. The Trustees also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

36	• AB EXCHANGE RESERVES

The Trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Trustees and its responsiveness, frankness and attention to concerns raised by the Trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The Trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and different Trustees may have attributed different weights to the various factors. The Trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Agreement, including the proposed management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Trustees considered the scope and quality of services to be provided by the Adviser under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The Trustees also considered that the Amended Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Trustees. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Amended Agreement. The Trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Trustees also noted that the credit analysis required to manage the Fund as a government fund is less

AB EXCHANGE RESERVES •	37

than that required to manage it as a prime fund. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s current advisory agreement at the November 2015 meeting, the Trustees had reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of the Amended Agreement and the Trustees recognized that such information for 2016 and subsequent years would differ from that reviewed previously as a result of the reduction in the management fee.

Fall-Out Benefits

The Trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Trustees recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The Trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Trustees in connection with the meeting, the Trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the Trustees reviewed information prepared by Broadridge Financial Solutions, Inc., an analytical service that is not affiliated with the Adviser (“Broadridge”), showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper Money Market Funds Average (the “Lipper Average”) and the Barclays U.S. Treasury Bills Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Lipper Average and the Index) the period since inception (March 1994 inception). The Trustees noted that on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 5th quintile of the Performance Group and the Performance

38	• AB EXCHANGE RESERVES

Universe for the 10-year period. On a gross return basis, the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for all periods. The Fund outperformed the Lipper Average in the 1-, 3- and 5-year periods, and lagged it in the 10-year period and the period since inception. The Fund lagged the Index in all periods. Based on their review, the Trustees concluded that the Fund’s relative performance was satisfactory.

At the March 2016 meeting, the Trustees reviewed performance information for the periods ended January 31, 2016. The Trustees noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe in the 1-, 3- and 5- year periods and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for all periods. The Fund outperformed the Lipper Average in all periods except the period since inception. It lagged the Index in all periods except the 1- and 3-year periods. Based on their review, the Trustees concluded that the Fund’s relative performance was satisfactory. They noted that the Fund’s future performance would be affected by the change in portfolio composition as well as the decrease in the management fee in the Amended Agreement.

Management Fees and Other Expenses

The Trustees considered the proposed management fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Lipper category as the Fund based on projected net assets of $1.2 billion. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the Trustees showed that, at the Fund’s projected size of $1.2 billion its proposed contractual management fee rate of 20 basis points was significantly below the Fund’s expense group median of 40.7 basis points.

The Trustees recognized that the Adviser’s total compensation from the Fund pursuant to the Amended Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Amended Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The Trustees also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The Trustees noted that the institutional fee rate for the Fund’s projected level of assets was lower than the Fund’s proposed fee rate. The Trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

AB EXCHANGE RESERVES •	39

The Adviser reviewed with the Trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the Trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Trustees considered that the Fund under the Amended Agreement has the same management fee as another AB money market fund advised by the Adviser that invests in U.S. Government securities.

The Trustees also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed management fee is reasonable.

The Trustees also considered the actual net and projected gross expense ratios of the Class A shares of the Fund compared with the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective and load type. The Fund’s total expense ratios were estimated by the Adviser based on projected net assets of $1.2 billion.

The Trustees noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Trustees view the actual net and projected gross expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the Trustees showed that the Fund’s Class A projected gross expense ratio was higher than the Expense Group and the Expense Universe medians. The Trustees concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The Trustees noted that the proposed management fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The Adviser noted that the proposed management fee represents the lowest fee breakpoint of the Fund’s current fee schedule with breakpoints. The Trustees took into consideration prior presentations by an independent

40	• AB EXCHANGE RESERVES

consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The Trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The Trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Trustees noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all. The Trustees informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB EXCHANGE RESERVES •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Adviser proposed to convert the Fund, which currently has both retail and institutional investors, from a Prime Fund to a Government Fund. The Adviser expects the Fund to retain more of its assets as a Government Fund.3 In addition, because of the desire for stable NAV products, and investor concerns surrounding fees and gates on redemptions under the Rule 2a-7 amendments, the Adviser expects that the Fund will retain more of its assets as a Government Fund that will maintain a stable NAV and will not impose fees and gates on redemptions. In connection with its conversion to a Government Fund, the Adviser is recommending that the Fund change its name to AB Government Exchange Reserves.

Certain of the Fund’s investment policies will change if it becomes a Government Fund, including, among other things, that the Fund will be required to invest at least 99.5% of its total assets in cash and obligations of the U.S. government, including obligations of the U.S. Treasury and federal agencies and instrumentalities, as well as repurchase agreements collateralized by U.S. government securities. The

1	The Senior Officer’s fee evaluation was completed on February 25, 2016 and discussed with the Board of Trustees on March 9, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	If the Fund was to retain its status as a Prime Fund and wished to continue to seek to maintain a $1.00 per share net asset value, it would be required to limit its shareholders to retail investors and institutional investors would be excluded from the Fund. The Fund serves as the money market fund exchange vehicle for the AB Mutual Funds, which have both retail and institutional shareholders.

42	• AB EXCHANGE RESERVES

Adviser did not propose any changes to the Fund’s investment objective, which is maximum current income to the extent consistent with safety of principal and liquidity. The Adviser also did not propose any changes to the Fund’s benchmark and portfolio management team.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Fund’s net assets as of January 31, 2016 are set forth below:

Fund	01/31/16 Net Assets ($MM)
Exchange Reserves	$2,024.0

4	Jones v. Harris at 1427.

AB EXCHANGE RESERVES •	43

The Adviser proposed that the Funds pay the advisory fee set forth in the table below for receiving services to be provided pursuant to the Investment Advisory Agreement.

Fund	Advisory Fee Schedule Based on Average Daily Net Assets
Exchange Reserves	0.20% (flat fee)

The Adviser has proposed removing the breakpoints in Exchange Reserves’ advisory fee schedule, while reducing the advisory fee charged to the Fund to the rate of the last breakpoint.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser was received $36,129 (0.003% of the Fund’s average daily net assets) for such services.

In response to low interest rates in the marketplace that have depressed money market yield, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including the Fund, in order for those products to achieve a target yield of 0.01%. Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:

Fund	Total Expense Ratio[6]					Fiscal Year	Exp. Waived/ Reimb. ($000)
	Class	Net[7]		Gross
Exchange Reserves[8]	Advisor Class A Class B Class C Class R Class K Class I	0.13 0.13 0.15 0.14 0.16 0.15 0.09	% % % % % % %	0.37 0.65 1.40 1.14 0.83 0.57 0.29	% % % % % % %	April 30[9] (ratios as of October 31, 2015)	$2,217,381	[10]

The Adviser projects the following gross expense ratios for the Fund based on the Fund’s projected net assets at $1.2 billion.

5	Currently, Exchange Reserves is charged an advisory fee of 0.25% on the first $1.25 billion, 0.24% on the next $0.25 billion, 0.23% on the next $0.25 billion, 0.22% on the next $0.25 billion, 0.21% on the next $1.0 billion, and 0.20% on the balance.

6	Semi-annual expense ratios are unaudited.

7	Expense ratios net of waivers and reimbursements.

8	The Rule 12b-1 fee for Class A shares was reduced from 0.30% to 0.25%, effective on February 1, 2016.

9	The Fund changed its fiscal year end from September 30 to April 30.

10	The dollar amount shown includes waived distribution fees expenses in the amount of $387,545.

44	• AB EXCHANGE RESERVES

Fund	Class	Projected Gross Expense Ratio
Exchange Reserves	Advisor Class Class A Class B Class C Class R Class K Class I	0.337 0.587 1.110 0.847 0.812 0.552 0.272	% % % % % % %

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

AB EXCHANGE RESERVES •	45

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Fund had the AB Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees.12

Fund	Projected Net Assets ($billion)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Exchange Reserves	$1.2	Fixed Income Money Market 0.10 (no breakpoints) Minimum account size: $100m	0.100%	0.200%	0.100%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the U.S., generally Luxembourg, Japan and Taiwan, and sold to non-United States resident investors. The AllianceBernstein Investments Taiwan Limited mutual funds (“ITL”), which are offered to investors in Taiwan, have an “all-in” fee to compensate the Adviser for investment advisory as well as the ITL fund’s custodian for custody related services. The fee schedule of the ITL mutual fund that has a somewhat similar investment style as the Fund is set forth below:

ITL Fund	Advisory Fee	Custodian Fee	Management Fee (Advisory Fee plus Custodian Fee)
ITL Money Market Fund[13]	0.10%	0.05%	0.150%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

13	The ITL Money Market Fund invests in local Taiwanese money market instruments, including time deposits, repurchase agreements, and other short-term securities. The ITL Money Market Fund does not follow Rule 2a-7 guidelines.

46	• AB EXCHANGE RESERVES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14,15 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)16 and the Fund’s contractual management fee ranking.17

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EG Quintile
Exchange Reserves	0.200	0.407	2/15	1

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.18

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB EXCHANGE RESERVES •	47

Fund	Expense Ratio (%)[19]	EG Median (%)	EG Rank	EG Quintile	EU Median (%)	EU Rank	EU Quintile
Exchange Reserves Projected Gross
Class A	0.587	0.579	9/15	3	0.583	18/34	3
Actual Net
Class A	0.128	0.080	15/15	5	0.080	32/34	5

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased in the calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed year, ABI received from the Fund $480,490 and $6,738 in Rule 12b-1 and CDSC fees, respectively.20

19	The Fund’s total expense ratios were estimated by the Adviser based on the Fund’s projected net assets of $1.2 billion.

20	For the fiscal year ended April 30, 2015, ABI agreed to voluntarily waive all of the Rule 12b-1 distribution fees in the amounts of $316,634, $33,269, $73,580, $17,902 and $39,105 for Class A, Class B, Class C, Class R and Class K shares, respectively, limiting the effective annual rates to 0%.

48	• AB EXCHANGE RESERVES

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the fiscal year ended April 30, 2015, ABIS received $155,613 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

AB EXCHANGE RESERVES •	49

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of January 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• AB EXCHANGE RESERVES

The information in the table below shows the 1, 3 and 5 year net performance returns, rankings and quintiles of the Funds (net and gross performance) relative to their Broadridge Performance Groups (“PG”), and Broadridge Performance Universes (“PU”)24 for the period endings January 31, 2016.25,26,27

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PG Quintile	PU Rank	PU Quintile
Exchange Reserves
Net
1 year	0.11	0.01	0.01	1/15	1	1/39	1
3 year	0.07	0.01	0.01	1/15	1	1/37	1
5 year	0.09	0.01	0.01	1/15	1	1/37	1
10 year	1.12	1.09	1.11	6/14	3	15/31	3

Exchange Reserves
Gross
1 year	0.24	0.09	0.10	1/15	1	1/38	1
3 year	0.20	0.10	0.10	1/15	1	1/37	1
5 year	0.24	0.12	0.12	1/15	1	1/37	1
10 year	1.54	1.37	1.37	1/14	1	1/31	1

24	The Fund’s PGs are identical to the Fund’s EGs. The Fund’s PGs are not identical to their respective EUs as the criteria for including/excluding a fund from a PU is different from including/excluding a fund from an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund had a different investment classification/objective at a different point in time.

26	The Fund’s returns as of January 31, 2016 were provided by Broadridge/Lipper.

27	The Fund’s gross performance returns were calculated using actual expense figures from the Fund’s most recent audited annual report.

AB EXCHANGE RESERVES •	51

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns for the periods ending January 31, 2016 of the Fund (in bold) and its benchmarks.28

	Periods Ending January 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.11	0.07	0.09	1.11	2.17
Lipper Money Market Funds Average[29]	0.02	0.01	0.02	1.09	2.48
Barclays U.S. Treasury Bills Index	0.10	0.09	0.11	1.29	2.80
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 31, 2016

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2016.

29	Benchmark inception is the nearest month end after the Fund’s actual inception date.

52	• AB EXCHANGE RESERVES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENT

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB EXCHANGE RESERVES •	53

AB Family of Funds

NOTES

54	• AB EXCHANGE RESERVES

NOTES

AB EXCHANGE RESERVES •	55

NOTES

56	• AB EXCHANGE RESERVES

NOTES

AB EXCHANGE RESERVES •	57

NOTES

58	• AB EXCHANGE RESERVES

NOTES

AB EXCHANGE RESERVES •	59

NOTES

60	• AB EXCHANGE RESERVES

AB EXCHANGE RESERVES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EXC-0151-0416

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm, Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit – Related Fees	Tax Fees
AB Exchange Reserves	2015	$25,538	$—	$5,462
	2016	$27,932	$—	$16,889

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Exchange Reserves	2015	$413,337	$5,462
			$—
			$(5,462)
	2016	$490,984	$16,889
			$—
			$(16,889)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2016